RELATED PARTY TRANSACTIONS	6 Months Ended
Dec. 31, 2023
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 5 – RELATED PARTY TRANSACTIONS

On August 1, 2019, the Company entered into and executed initial employment agreements with Richard Carey, John Baird and Anthony Anish. Each initial employment agreement provided that the initial term of the employment agreement has the term of 36 months starting from August 1, 2019, and continues until July 31, 2022. Thereafter, such employment agreement may be renewed upon mutual agreement of the parties. The employment agreement also may be terminated by each party upon 30 days’ notice to the other party, provided that in the event the Executive breaches his material obligations to the Company, the Company may terminate the executive employment immediately. Each executive agreement included the compensation for the executive, including the base and incentive salary.

On January 1, 2021, the Company amended the employment agreements with Richard Carey, CEO and Anthony Anish, CFO, which increased the base annual salaries for Mr. Carey from $120,000 per annum to $180,000 per annum, and for Mr. Anish from $60,000 per annum to $120,000 per annum. All other terms of the initial employment agreements with Mr. Carey and Mr. Anish remained unchanged.

On March 14, 2023, the Company renewed the employment agreements with Mr. Carey and Mr. Anish (the “New Employment Agreements”), stating that the effective date of the New Employment Agreement is August 1, 2022 and that they have the term of 36 months, the same as the terms of the initial employment agreements. Except for the compensation provisions, the New Employment Agreements contain the same provisions as the initial employment agreement for each executive.

Under the terms of the New Employment Agreement, Mr. Carey is entitled to receive the following compensation:

•	For the period from August 1, 2022 to December 31, 2022, Mr. Carey received the base salary equal to $180,000;
•	For the period from January 1, 2023 to July 31, 2024, Mr. Carey will receive the base salary equal to $240,000; and
•	For the period from August 1, 2024 to July 31, 2025, Mr. Carey will receive the base salary equal to $270,000. In addition, Mr. Carey is entitled to receive an equity compensation, as to be determined by the Board of Directors of the Company.

Under the terms of the New Employment Agreement, Mr. Anish is entitled to receive s the following compensation:

•	For the period from August 1, 2022 to December 31, 2022, Mr. Anish received the base salary equal to $120,000;
•	For the period from January 1, 2023 to July 31, 2024, Mr. Anish will receive the base salary equal to $180,000; and
•	For the period from August 1, 2024 to July 31, 2025, Mr. Anish will receive the base salary equal to $210,000. In addition, Mr. Anish is entitled to receive an equity compensation, as to be determined by the Board of Directors of the Company.

On November 17, 2022, Mr. Carey agreed to give 4 million of his own shares of common stock in exchange for $42,000 which was loaned to the Company. The loan is non-interest bearing and due on demand. In addition, the Company owes Mr. Carey funds for expense reimbursement. As of December 31, 2023, the Company owes Mr. Anish a total of $37,910.

As of December 31, 2023, the Company owes Themis Caldwell, Director, $18,709, for short-term advances used to pay for Company expenses. During the six months ended December 31, 2023, Ms. Caldwell forgave a $5,000 accrual for rent expense arising from a prior rental agreement with the company. The $5,000 was credited to additional paid in capital.

As of December 31, 2023, the Company owes Mr. Anish, $12,318, for expense reimbursement.